SCHEDULE  A                                            OPTION TO PURCHASE
                                                       28,000,000 COMMON SHARES

THIS OPTION AND THE SHARES ISSUABLE ON EXERCISE HEREOF HAVE NOT BEEN REGISTERED
UNDER THE SECURITIES ACT OF 1933 AND ARE RESTRICTED SECURITIES WITHIN THE
MEANING OF SECURITIES ACT RULE 144. THEY MAY NOT BE SOLD, PLEDGED, HYPOTHECATED
OR OTHERWISE TRANSFERRED, DISPOSED OF OR OFFERED FOR SALE, IN WHOLE OR IN PART,
IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THAT ACT OR AN
OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION
FROM REGISTRATION IS AVAILABLE.

                              STOCK PURCHASE OPTION
                           To Purchase Common Stock of
                             DNAprint genomics, Inc.

                                February 25, 2002
             Void after 5:00 p.m. Georgia Time, on February 24, 2012
              Option to Purchase 28,000,000 Shares of Common Stock.

                         OPTION TO PURCHASE COMMON STOCK

                                       OF

                             DNAPRINT GENOMICS, INC.

        This is to certify that, FOR VALUE RECEIVED, Jack J. Luchese, or registered assigns ("Holder"), is entitled to purchase, subject to the provisions of this
OPTION, from DNAPRINT GENOMICS, INC., a Delaware corporation ("Company"), up to
28,000,000 fully paid, validly issued and nonassessable shares of Common Stock, par value $0.001 per share, of the Company ("Common Stock") at the exercise price of $.01 per share upon the attainment of the vesting criteria specified in
Subsection (a)(2) below. This Incentive Stock Option (IS0) (OPTION) is issued on
February 25, 2002, as incentive compensation to Jack J. Luchese, Consultant as approved by the Board of Directors of the Company on February 25, 2002. The
number of shares of Common Stock to be received upon the exercise of this OPTION and the price to be paid for each share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from

time to time, are hereinafter sometimes referred to as "OPTION Shares," and the exercise price of a share of Common Stock as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

                  (a)      VESTING AND EXERCISE OF OPTION.

                  (1) This ISO OPTION may be exercised incrementally, in whole or in part, at any time or from time to time on or after the  date(s) it shall have  vested and have become  exercisable in accordance with Subsection  (a)(2)
below and, unless sooner  terminated,  until 5:00 P.M. Georgia Time of February
24, 2012 provided, however,  that if any  such day is a day on which  banking institutions  in the State of Georgia are authorized by law to close, then on the next succeeding day which  shall  not be  such a bank  holiday.  This  OPTION may be  exercised  by presentation and surrender hereof to the Company at its principal  office, or at the office of its stock transfer  agent,  if any, with the Purchase Form annexed hereto duly executed and  accompanied  by payment of the Exercise  Price for the number of OPTION  Shares  specified in such form. As soon as  practicable  after each such  exercise of the OPTION,  but not later than seven (7)  business  days from the date of such  exercise,  the  Company shall  issue and  deliver to the Holder a certificate or  certificates  for the
OPTION Shares  issuable upon such exercise, registered in the name of the Holder or the Holder's designee. If this OPTION should be exercised in part only,  the
Company  shall,  upon surrender of this OPTION for  cancellation,  execute and deliver a new OPTION  evidencing the rights of the  Holder  thereof to  purchase the  balance  of the OPTION  Shares purchasable  thereunder.  Upon  receipt  by the  Company  of this  OPTION at its office,  or by the stock transfer agent of the Company at its office,  in proper form for exercise, together with the
Exercise Price thereof in cash or certified or bank check and the investment letter  described  below,  the Holder shall be deemed to be the holder of record of the shares of Common  Stock  issuable  upon such  exercise,  notwithstanding that the stock  transfer  books of the Company shall then be closed or that certificates  representing  such  shares of Common Stock  shall  not then be physically  delivered  to the  Holder.  It shall be a condition of the  exercise of this OPTION that the Holder  shall  deliver to the Company an investment letter in the form as customarily used by the Company from time to time in connection  with the  exercise  of  non-registered  options and OPTIONs  which are  issued  by  the  Company.  It is  further  understood  that certificates for the OPTION  Shares to be issued  upon  exercise of this OPTION shall contain a  restrictive  legend to the effect that such OPTION  Shares are restricted securities as such term is defined in Rule 144 promulgated under the Securities
Act of 1933,  as amended  (the  "Act") and cannot be sold  except in compliance with the Act and the rules and regulations promulgated thereunder.

              (2)    This OPTION shall be exercisable,  if at all, incrementally, upon the attainment of the following vesting criteria:

Number of
OPTION Shares
Vesting                 Vesting Criteria

7,000,000          Achievement of a listing on NASDAQ small cap
                   or NASDAQ NMS or AMEX small cap exchange

7,000,000          A merger, joint venture, acquisition or other significant
                   business venture supported by Consultant and approved by
                   the DNAprint genomics, Inc.Board of Directors

2,800,000          A license/partnership, with a company recommended or
for EACH license/  supported by Consultant, of one of the Company's key programs
partnership        (eye color, race etc.)

2,800,000          Any business deal recommended or supported by Consultant that
for EACH deal      involves the issuance of  20% or more of the outstanding
                   shares of the Company

                   Any management support for fundraising that includes
2,800,000          prospecting, introductions, road show preparation and
for each           presentations to money managers, broker-dealers
placement          or other parties that eventually take a direct equity
                   position in the Company

Remaining          A change of control involving the cumulative effect of
balance            50% or more of the shares or voting control of the
Of grant           Company from Effective Date

                   NOTE:  In no case with any combination of activities will the total amount of vesting exceed the number of options granted in the original grant.

     To the extent vested prior to or upon  termination  of Holder's  employment with the  Company,  this  OPTION  may be  exercised  at any time until 5:00 P.M.
Georgia Time on February 24, 2012.

     In the event of the death of Holder, the OPTION may be exercised by his personal representative, executor, or heirs (whether by will or by the laws of descent and distribution), and in the event of the incapacity of Holder, the
OPTION may be exercised by his duly appointed attorney-in-fact or other authorized person, in each case, to the same extent the OPTION is exercisable by
Holder in accordance with the terms hereof.

     (3) Change in  Control.  For  purposes of this  OPTION,  the term "Change of
         Control" shall mean:

        (a)   The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange
Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company
Voting Securities

        (b)   Individuals who, as of February 25, 2002, constitute the
Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to February 25, 2002 whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the
Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

        (c)    Consummation of a reorganization, merger or consolidation
or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and outstanding
Company Voting Securities immediately prior to such Business
Combination beneficially own, directly or indirectly, more than 65%
of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination
(including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the
Company's assets either directly or through one or more subsidiaries)
in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common
Stock and Outstanding Company Voting Securities, as the case may be,
(ii) no Person (excluding any corporation resulting from such Business
Combination or any employee benefit plan (or related trust) of the
Company or such corporation resulting from such Business Combination)
beneficially owns, directly or indirectly, 25% or more of the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such
Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the
Board, providing for such Business Combination; or

        (d)    Approval by the stockholders of the Company of a complete
liquidation or dissolution of the Company.

   (4)   Net Issuance. The Holder may elect to exercise this OPTION in whole or in part by receiving shares equal to the value (as determined below) of the OPTION, or any part hereof, upon surrender of the OPTION at the principal office of the Company together with notice of such election in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                X = Y(A-B)
                       A

    Where:     X = the number of shares of Common Stock to be issued to the holder

                Y = the number of shares of Common Stock to be exercised under this
                    OPTION

                A = the current fair market value of one share of Common Stock calculated as of the last trading day immediately preceding
     of             the exercise of this OPTION

                B = the Exercise Price

        As used herein, current fair market value of Common Stock as of a specified date shall be determined in accordance with Section (c) below.

        (b)    RESERVATION OF SHARES. Once shares underlying this option are approved by the shareholders the Company shall at all times from that date forward reserve for issuance and/or delivery upon exercise of this OPTION such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of the OPTION. If the Common Stock is listed on any national securities exchange, the Company shall also list such shares on such exchange subject to notice of issuance.

        (c)   FRACTIONAL SHARES; DETERMINATION OF MARKET VALUE. No fractional shares or script representing fractional shares shall be issued upon the exercise of this OPTION. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of a share, determined as follows:

            (1)   If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the Nasdaq Stock Market, the current market value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this OPTION or, if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or system; or

            (2)   If the Common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc.
on the last business day prior to the date of the exercise of this OPTION; or

           (3)   If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount, not less than the book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the OPTION, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

        (d)   EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF OPTION. This OPTION is
exchangeable, without expense, at the option of the Holder, upon presentation and surrender

hereof to the Company or at the office of its stock transfer agent, if any, for other OPTIONs of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Upon surrender of this OPTION to the Company at its principal office or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the
Company shall, without charge, execute and deliver a new OPTION in the name of the assignee named in such instrument of assignment and this OPTION shall promptly be canceled. This OPTION may be divided or combined with other OPTIONs which carry the same rights upon presentation hereof at the principal office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new OPTIONs are to be issued and signed by the Holder hereof. The term "OPTION" as used herein includes any OPTIONs into which this OPTION may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this OPTION, and in the case of loss, theft or destruction of reasonably satisfactory indemnification, and upon surrender and cancellation of this OPTION, if mutilated, the Company will execute and deliver a new OPTION of like tenor and date. Any such new OPTION executed and delivered shall constitute an additional contractual obligation on the part of the
Company, whether or not this OPTION so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

        (e)    RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the OPTION and are not enforceable against the Company except to the extent set forth herein.

        (f)    ANTI-DILUTION PROVISIONS. The Exercise Price cannot be adjusted due to any anti-dilution events in the first twelve months. However, after twelve months the Exercise Price can be adjusted at any time and the number and kind of securities purchasable upon the exercise of the OPTIONs shall be subject to adjustment from time to time upon the happening of certain events such as the declaration of dividends, sales of shares under the Strike Price or other anti-dilution activities as determined by the Board of Directors.

        (g)    OFFICER'S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of Section (f), the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder or any holder of a OPTION executed and delivered pursuant to Section (a), and the
Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Holder or any such holder.

        (h)    NOTICES TO OPTION HOLDERS. So long as this OPTION shall be outstanding after the first twelve months, (i) if the Company shall pay any dividend or make any distribution upon the Common Stock, or (ii) if the
Company shall offer to the holders of Common Stock for subscription or purchase by them any share of any class or any other rights, or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the
Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the

Company shall cause to be mailed by certified mail to the Holder, at least
15 days prior the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

        (i)    RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the
Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this
OPTION) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the
Holder shall have the right thereafter by exercising this OPTION at any time prior to the expiration of the OPTION, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this OPTION immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this OPTION.
The foregoing provisions of this Section (i) shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in connection with any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of
Subsection (f)(1) hereof.

        (j)    REGISTRATION UNDER THE SECURITIES ACT OF 1933.

               (1)   The securities underlying this option will not be
registered for the first twelve months of the term. The Company shall advise the Holder of this OPTION or of the OPTION Shares or any then holder of OPTIONs or OPTION Shares (such persons being collectively referred to herein as
"holders") by written notice at least three (3) weeks prior to the filing of any post-effective amendment to any of the Company's registration statements, other than a registration statement on Form S-8, or of any new registration statement or post-effective amendment thereto ("Registration Statement") under the Act covering securities of the Company and will for a period of four (4)
years, commencing one (1) year from the date hereof, upon the request of any such holder, include in any such post-effective amendment or Registration
Statement such information as may be required to permit a public offering of the OPTION Shares, provided that if the offering consists in whole or in part of an underwritten primary offering by the Company, such OPTION Shares shall not exceed ten percent (10%) of the offering, unless permitted by the underwriter. The Company shall supply prospectuses and other documents as the
Holder may reasonably request in order to facilitate the public sale or other disposition of the OPTION Shares, qualify the OPTION Shares for sale in such states as any such holder reasonably designates, provided the Company is not required to consent to process

generally and such holder pays the costs and fees for such blue sky qualification, and the Company shall do any and all other acts and things which may be necessary or desirable to enable such Holders to consummate the public sale or other disposition of the OPTION Shares, and furnish indemnification in the manner as set forth in Subsection (j)(3)(D). Such holders shall furnish information and indemnification as set forth in Subsection (j)(3)(D). If the request for registration is made in connection with an underwritten offering, other than an offering on behalf of selling shareholders, the holders shall delay their offering for such time, not to exceed 180 days, as the underwriter may request. If the request for registration is made in connection with an underwritten secondary offering and the underwriter requests a limitation on the number of securities to be offered, the amount to be sold by each selling stockholder shall be pro rata reduced.

          (2)   If any majority holder (as defined in Subsection (j)(4) below)
shall give notice to the Company during March of any year in the four (4) year period commencing one (1) year from the date hereof to the effect that such holder contemplates (i) the transfer of all or any part of his OPTION Shares, or (ii) the exercise and/or conversion of all or any part of his OPTIONs and the transfer of all or any part of the OPTION Shares under such circumstances that a public offering (within the meaning of the Act) of OPTION Shares will be involved, and desires to register the OPTION Shares under the Act, then the
Company shall, within thirty (30) business days after receipt of such notice, or after the filing of its Annual Report on Form 10K for the previous year, whichever shall occur later, and provided registration cannot then be made pursuant to Subsection (j)(1), file a post-effective amendment to the
Registration Statement or a new registration statement pursuant to the Act, to the end that the OPTION Shares may be sold under the Act as promptly as practicable thereafter, and the Company will use its best efforts to cause such Registration Statement to become effective and remain current (including the taking of such steps as are necessary to obtain the removal of any stop order) until the holder has advised that all of the OPTION Shares have been sold; provided that such holder shall furnish the Company with appropriate information (relating to the intentions of such holder) in connection there with as the Company shall reasonably request in writing. The Company may include other securities in any Registration Statement filed under this Subsection (j)(2).

The holder may, at his option, request the registration of the OPTION
Shares in a Registration Statement made by the Company as contemplated by
Subsection (j)(1) or in connection with a request made pursuant to Subsection
(j)(2) prior to the acquisition of the OPTION Shares upon exercise of the
OPTIONs and even though the holder has not given notice of exercise of the
OPTIONs. The holder may thereafter at his option, exercise the OPTIONs at any time or from time to time subsequent to the effectiveness under the Act of the
Registration Statement in which the OPTION Shares were included.

            (3)  The following provision of this Section (j) shall also be applicable:

        (A)    Within ten days after receiving any such notice pursuant to
Subsection (j)(2), the Company shall give notice to the other holders of
OPTIONs and OPTION Shares, advising that the Company is proceeding with such post-effective amendment or Registration Statement and offering to include therein OPTION Shares of such other holders, provided that they shall furnish the Company with such appropriate information (relating to the intentions of such holders) in connection therewith as the Company shall reasonably request in writing. Following the effective date of such post-effective amendment or
Registration Statement, the Company shall upon the request of any owner of OPTIONs and/or OPTION Shares forthwith supply such a number of prospectuses meeting the requirements of the Act, as shall be reasonably requested by such owner to permit such holder to make a public offering of all OPTION Shares from time to time to be offered or sold by such holder, provided that such holder shall from time to time furnish the Company with such appropriate information (relating to the intentions of such holder) in connection therewith as the Company shall request in writing.

        (B)   The Company shall bear the entire cost and expense of any
registration of securities initiated by it under Subsection (j)(1)
notwithstanding that OPTION Shares subject to this OPTION may be included in any such registration. The Company shall also comply with one request for registration made by the majority holder pursuant to Subsection (j)(2)
at its own expense and without charge to any holder of any OPTIONs and/or
OPTION Shares; and the Company shall comply with three additional requests made by the majority holder pursuant to Subsection (j)(2) at the sole expense of such majority holder. Any holder whose OPTION Shares are included in any such registration statement pursuant to this Section (j) shall, however, bear the fees of his own counsel and any blue sky registration costs and fees, transfer taxes or underwriting discounts or commissions applicable to the
OPTION Shares sold by him pursuant thereto. The Company may include other securities in any such registration statement.

        (C)   The number of OPTION Shares which may be registered in any calendar year by all holders shall be the greater of (a) the sum of (i) all of the OPTION
Shares issued and (ii) all of the OPTION Shares issuable on exercise of all of the OPTIONs then vested and exercisable, and (b) the maximum number of restricted common shares which could have been sold by one person under Rule 144
(e)(1) promulgated by the Securities and Exchange Commission under the Act, assuming Rule 144 were applicable and such person otherwise met the requirement of said Rule.

(D) The Company shall indemnify and hold harmless each such holder and each underwriter, within the meaning of the Act, who may purchase from or sell for any such holder any OPTION Shares from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereto or any registration statement under the Act or any prospectus included therein required to be filed or furnished by reason of this Section (j) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished or required to be furnished in writing to the Company by such holder or underwriter expressly for use therein, which indemnification shall include each person, if any, who controls any such underwriter within the meaning of such Act; provided, however, that the Company shall not be obliged so to indemnify any such holder or underwriter or controlling person unless such holder or underwriter shall at the same time indemnify the Company, its directors, each officer signing the related registration statement and each person, if any, who controls the Company within the meaning of such Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any prospectus required to be filed or furnished by reason of this Section (j) or caused by any omission

to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission based upon information furnished in writing to the Company by any such holder or underwriter expressly for use therein.

        (E)    Neither the giving of any notice by any such majority holder nor the making of any request for prospectuses shall impose any upon such majority holder or owner making such request any obligation to sell any OPTION
Shares, or exercise any OPTIONs.

        (4)    The term "majority holder" as used in this Section (j) shall include any owner or combination of owners of OPTIONs then vested and exercisable or OPTION Shares, in any combination, if the holdings of the aggregate amount of:

     (i)  the OPTIONs held by him or among them, plus

     (ii) the OPTIONs which he or they would be holding if the  OPTIONs for the OPTION Shares owned by him or among them had not been exercised,

would constitute a majority of the OPTIONs originally issued pursuant to the Compensation Committee resolution dated February 25, 2002.

        The Company's agreements with respect to OPTIONs or OPTION Shares in this
Section (j) shall continue in effect regardless of the exercise and surrender of this OPTION.

                         (signatures on following page)

                                       10

        IN WITNESS WHEREOF, the undersigned has executed this OPTION on behalf of the Company on the date indicated below to be effective as of February 25, 2002.

Dated:            February 25, 2002

                                                        DNAPRINT GENOMICS, INC.

                                                        By:/s/ Tony Frudakis
                                                           Tony Frudakis
                                                           President & CEO

[SEAL]

Attest:

_________________________
Secretary

                                       11

                                  PURCHASE FORM

                                                         Dated____________,200__

        The undersigned hereby irrevocably elects to exercise the within OPTION to the extent of purchasing _________ shares of Common Stock and hereby makes payment of in payment of the actual Exercise Price thereof.

                     INSTRUCTIONS FOR REGISTRATION OF STOCK

Name_________________________________________________________________________

                  (Please typewrite or print in block letters)
Address _____________________________________________________________________

        Signature ___________________________________________________________

                                 ASSIGNMENT FORM

                  FOR VALUE RECEIVED,________________________________________

hereby sells, assigns and transfers unto

Name_________________________________________________________________________
             (Please typewrite or print in block letters)

Address______________________________________________________________________

the right to purchase Common Stock represented by this OPTION to the extent of
______  shares as to which such right is exercisable and does hereby irrevocably constitute and appoint __________ Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Date ____________, 20__

Signature________________________

                                       12